Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

12. Commitments and Contingencies

The current lease term for our representative office in London ends in March 2017. We have entered into a new lease for an alternate office space for a period of 10 years with a mutual break option in February 2022, which is the fifth anniversary from the lease commencement date. The gross rent per year is approximately $1.1 million.

The Company also occupies office space in New York under a lease that was renewed during 2012 for which the yearly rent is approximately $0.2 million per year. The renewed lease is for a period of five years ending June 30, 2017.

On December 20, 2013, the Company entered into a contract to construct a 37,300 cubic meter semi-refrigerated ethane capable gas carrier at a purchase price of $77.4 million at Jiangnan for delivery in April 2016 with an option to construct three further ethane-capable vessels for $78.4 million each. This option was exercised in April 2014. The first two of these vessels, Navigator Aurora and Navigator Eclipse were delivered in August 2016 and October 2016 respectively. Navigator Nova was delivered on January 12, 2017 with the final vessel in this series, Navigator Prominence, to be delivered by June 2017.

On November 3, 2014, the Company entered into two contracts, each to construct a 22,000 cubic meter semi-refrigerated liquefied gas carrier, with Hyundai Mipo Dockyard in South Korea at a construction cost of $51.0 million each. The first vessel, Navigator Luga, was delivered on January 24, 2017 and Navigator Yauza will be delivered by April 2017.

On November 11, 2015, the Company entered into a contract to construct a 38,000 cubic meter fully refrigerated liquefied gas carrier, with Hyundai Mipo Dockyard in South Korea at a construction cost of $50.5 million. The vessel, Navigator Jorf, is scheduled to be delivered in July 2017.